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                           FIRST AMERICAN FUNDS, INC.

                             TREASURY RESERVE FUND

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                          Supplement Dated May 6, 2005
                      To Prospectus Dated December 1, 2004
               As Supplemented by Supplement Dated March 24, 2005

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This information supplements the prospectus dated December 1, 2004 of the
Treasury Reserve Fund series of First American Funds, Inc. ("FAF"), as previously supplemented by the supplement thereto dated March 24, 2005 (together, the "Prospectus"). This supplement and the Prospectus together constitute a current prospectus for Treasury Reserve Fund. To request a copy of the Prospectus, please call 800-677-FUND.

The Board of Directors of FAF has approved the combination of Treasury Reserve Fund with and into the Treasury Obligations Fund series of FAF. This transaction is subject to the approval of Treasury Reserve Fund's shareholders. It is currently anticipated that proxy materials pertaining to the proposed transaction will be distributed to Treasury Reserve Fund's shareholders during the second or third quarter of 2005. Until the transaction is completed, Treasury Reserve Fund will remain open for investment by both current and new shareholders.

                                                                       TREAS RES